UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2002

Commission file number:  0-9165
___________________________

STRYKER CORPORATION
(Exact name of registrant as specified in charter)

Michigan	38-1239739
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

P.O. Box 4085, Kalamazoo, Michigan	49003-4085
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (616) 385-2600

______________________________

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Sworn statement of Principal Executive Officer of Stryker Corporation pursuant to
SEC Order 4-460

99.2	Sworn statement of Principal Financial Officer of Stryker Corporation pursuant to
SEC Order 4-460

99.3	Certification by Chief Executive Officer of Stryker Corporation pursuant to 18 U.S.C.
Section 1350

99.4	Certification by Chief Financial Officer of Stryker Corporation pursuant to 18 U.S.C.
Section 1350

ITEM 9.	REGULATION FD DISCLOSURE

On August 12, 2002, John W. Brown, the Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer) of Stryker Corporation, and David J. Simpson, the Vice President, Chief Financial Officer and Secretary (Principal Financial Officer) of Stryker Corporation, each delivered to the Securities and Exchange Commission a sworn statement pursuant to Securities and Exchange Commission Order No. 4-460 and the certification required by 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Quarterly Report on Form 10-Q of Stryker Corporation for the quarter ended June 30, 2002.  Conformed copies of the sworn statements and certifications are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.  The information in this report and the exhibits attached hereto are being furnished pursuant to Regulation FD promulgated under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRYKER CORPORATION
(Registrant)

August 12, 2002	/S/ DAVID J. SIMPSON
Date	David J. Simpson
Vice President,
Chief Financial Officer and Secretary
(Principal Financial Officer)

EXHIBIT INDEX

99.1	Sworn statement of Principal Executive Officer of Stryker Corporation pursuant to
SEC Order 4-460

99.2	Sworn statement of Principal Financial Officer of Stryker Corporation pursuant to
SEC Order 4-460

99.3	Certification by Chief Executive Officer of Stryker Corporation pursuant to 18 U.S.C.
Section 1350

99.4	Certification by Chief Financial Officer of Stryker Corporation pursuant to 18 U.S.C.
Section 1350